Exhibit 1(i)

     RECEIVED                  SCUDDER FUNDS TRUST           [ILLEGIBLE]
                                                      CITY OF BOSTON [ILLEGIBLE]
   JUL 20 1992                 Abolition of Series
                                                          92 JUL 20 PM 1:32
 SECRETARY OF STATE                                            BOSTON MA
CORPORATION DIVISION


     The undersigned, being at least a majority of the duly elected and qualified Trustees of Scudder Funds Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 5.11(f) and 8.2 of the Amended and Restated Declaration of Trust dated December 21, 1987, as amended, and having heretofore divided the shares of beneficial interest into separate series, hereby confirm the abolition and dissolution of Scudder Zero Coupon 1995 Fund, a series of the Trust, as follows:

          Upon the redemption or cancellation of all the outstanding shares of the Scudder Zero Coupon 1995 Fund, such series shall be abolished and dissolved.


DATED: July 15, 1992


/s/ Daniel Pierce
------------------------------               -----------------------------------
Daniel Pierce, as Trustee                    Robert T. Johnson, as Trustee


------------------------------               -----------------------------------
Thomas J. Devine, as Trustee                 Juris Padegs, as Trustee


------------------------------               -----------------------------------
Peter B. Freeman, as Trustee                 Lynn S. Birdsong, as Trustee


------------------------------
Wilson Nolen, as Trustee

                               SCUDDER FUNDS TRUST

                               Abolition of Series


     The undersigned, being at least a majority of the duly elected and qualified Trustee of Scudder Funds Trust, a Massachusetts business trust (the "Trust"), acting Pursuant Section 5.11(f) and 8.2 of the Amended and Restated Declaration of Trust dated December 21, 1987, as amended, and having heretofore divided the shares of beneficial interest into separate series, hereby confirm the abolition and dissolution of Scudder Zero Coupon 199 Fund, a series of the Trust, as follows:

          Upon the redemption or cancellation of all the outstanding shares of the Scudder Zero Coupon 1995 Fund, such series shall be abolished and dissolved.


DATED: July 15, 1992



------------------------------               -----------------------------------
Daniel Pierce, as Trustee                    Robert T. Johnson, as Trustee


/s/ Thomas J. Devine
------------------------------               -----------------------------------
Thomas J. Devine, as Trustee                 Juris Padegs, as Trustee


------------------------------               -----------------------------------
Peter B. Freeman, as Trustee                 Lynn S. Birdsong, as Trustee


------------------------------
Wilson Nolen, as Trustee

                               SCUDDER FUNDS TRUST

                               Abolition of Series


     The undersigned, being at least a majority of the duly elected and qualified Trustees of Scudder Funds Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 5.11(f) and 8.2 of the Amended and Restated Declaration of Trust dated December 21, 1987, as amended, and having heretofore divided the shares of beneficial interest into separate series, hereby confirm the abolition and dissolution of Scudder Zero Coupon 1995 Fund, a series of the Trust, as follows:

          Upon the redemption or cancellation of all the outstanding shares of the Scudder Zero Coupon 1995 Fund, such series shall be abolished and dissolved.


DATED: July 15, 1992



------------------------------               -----------------------------------
Daniel Pierce, as Trustee                    Robert T. Johnson, as Trustee


------------------------------               -----------------------------------
Thomas J. Devine, as Trustee                 Juris Padegs, as Trustee


/s/ Peter B. Freeman
------------------------------               -----------------------------------
Peter B. Freeman, as Trustee                 Lynn S. Birdsong, as Trustee


------------------------------
Wilson Nolen, as Trustee

                               SCUDDER FUNDS TRUST

                               Abolition of Series


     The undersigned, being at least a majority of the duly elected and qualified Trustee of Scudder Funds' Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 5.11(f) and 8.2 of the Amended and Restated Declaration of Trust dated December 21, 1987, as amended, and having heretofore divided the shares of beneficial interest into separate series, hereby confirm the abolition and dissolution of Scudder Zero Coupon 1995 Fund, a series of the Trust, as follows:

          Upon the redemption or cancellation of all the outstanding shares of the Scudder Zero Coupon 1995 Fund, such series shall be abolished and dissolved.

DATED: July 15, 1992



------------------------------               -----------------------------------
Daniel Pierce, as Trustee                    Robert T. Johnson, as Trustee


------------------------------               -----------------------------------
Thomas J. Devine, as Trustee                 Juris Padegs, as Trustee


------------------------------               -----------------------------------
Peter B. Freeman, as Trustee                 Lynn S. Birdsong, as Trustee


/s/ Wilson Nolen
------------------------------
Wilson Nolen, as Trustee

                               SCUDDER FUNDS TRUST

                               Abolition of Series


     The undersigned, being at least a majority of the duly elected and qualified Trustees of Scudder Funds Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 5.11(f) and 8.2 of the Amended and Restated Declaration of Trust dated December 21, 1987, as amended, and having heretofore divided the shares of beneficial interest into separate series, hereby confirm the abolition and dissolution of Scudder Zero Coupon 1995 Fund, a series of the Trust, as follows:

          Upon the redemption or cancellation of all the outstanding shares of the Scudder Zero Coupon 1995 Fund, such series shall be abolished and dissolved.


DATED: July 15, 1992


                                             /s/ Robert T. Johnson
------------------------------               -----------------------------------
Daniel Pierce, as Trustee                    Robert T. Johnson, as Trustee


------------------------------               -----------------------------------
Thomas J. Devine, as Trustee                 Juris Padegs, as Trustee


------------------------------               -----------------------------------
Peter B. Freeman, as Trustee                 Lynn S. Birdsong, as Trustee


------------------------------
Wilson Nolen, as Trustee

                               SCUDDER FUNDS TRUST

                               Abolition of Series


     The undersigned, being at least a majority of the duly elected and qualified Trustees of Scudder Funds Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 5.11(f) and 8.2 of the Amended and Restated Declaration of Trust dated December 21, 1987, as amended, and having heretofore divided the shares of beneficial interest separate series, hereby confirm the abolition and dissolution of Scudder Zero Coupon Fund, a series of the Trust, as follows:

          Upon the redemption or cancellation of all the outstanding shares of the Scudder Zero Coupon 1995 Fund, such series shall be abolished and dissolved.


DATED: July 15, 1992



------------------------------               -----------------------------------
Daniel Pierce, as Trustee                    Robert T. Johnson, as Trustee


                                             /s/ Juris Padegs
------------------------------               -----------------------------------
Thomas J. Devine, as Trustee                 Juris Padegs, as Trustee


------------------------------               -----------------------------------
Peter B. Freeman, as Trustee                 Lynn S. Birdsong, as Trustee


------------------------------
Wilson Nolen, as Trustee

                               SCUDDER FUNDS TRUST

                               Abolition of Series


     The undersigned, being at least a majority of the duly elected and qualified Trustees of Scudder Funds Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 5.11(f) and 8.2 of the Amended and Restated Declaration of Trust dated December 21, 1987, as amended, and having heretofore divided the shares of beneficial interest into separate series, hereby confirm the abolition and dissolution of Scudder Zero Coupon 1995 Fund, a series of the Trust, as follows:

          Upon the redemption or cancellation of all the outstanding shares of the Scudder Zero Coupon 1995 Fund, such series shall be abolished and dissolved.


DATED: July 15, 1992



------------------------------               -----------------------------------
Daniel Pierce, as Trustee                    Robert T. Johnson, as Trustee


------------------------------               -----------------------------------
Thomas J. Devine, as Trustee                 Juris Padegs, as Trustee


                                             /s/ Lynn S. Birdsong
------------------------------               -----------------------------------
Peter B. Freeman, as Trustee                 Lynn S. Birdsong, as Trustee


------------------------------
Wilson Nolen, as Trustee